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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                          Date of report: June 24, 1997
                        (Date of earliest event reported)


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                    COMMISSION FILE:                    95-4200409
(State or other jurisdiction             0-18266              (I.R.S. Employer Identification No.)
    of incorporation or
      organization)

                      10900 WILSHIRE BOULEVARD, 15TH FLOOR
                          LOS ANGELES, CALIFORNIA 90024
          (Address of principal executive offices, including zip code)



                                 (310) 824-9990
                (Registrant's phone number, including area code)


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ITEM 5.    OTHER EVENTS

                  As previously disclosed in prior filings with the Securities and Exchange Commission (the "Commission"), Falcon Classic Cable Income Properties, L.P. (the "Partnership" or "Falcon Classic") may, in the sole discretion of its General Partner, sell individual cable systems and may also sell all or substantially all of the Partnership's assets to the General Partner or its affiliates, which include Falcon Holding Group, L.P. ("FHGLP"). Any such sale would be subject to certain terms and conditions set forth in Falcon Classic's Agreement of Limited Partnership (the "Partnership Agreement") and summarized below and in prior filings with the Commission. The Partnership has stated in its prior filings with the Commission that the General Partner and its affiliates (which include FHGLP and its subsidiaries) may consider and otherwise investigate the exercise of the purchase rights (the "Purchase Right") provided to them under the Partnership Agreement from time to time at their discretion.

                  The Partnership Agreement provides that any sale of Partnership assets to the General Partner or any of its affiliates must be made in cash pursuant to the "Appraisal Process." "Appraisal Process" is defined in the Partnership Agreement as an appraisal undertaken by three independent nationally recognized experts in the cable television field to determine the fair market value of the cable systems to be appraised. One such appraiser must be appointed by the General Partner, one by the Partnership's Conflicts Committee and the third by the first two appraisers acting jointly. The Partnership Agreement specifies that the Conflicts Committee be comprised of the independent members of the Advisory Committee (i.e., the members of the Advisory Committee that are not affiliates of, or otherwise have certain material business or professional relationships with, the General Partner or its affiliates). The appraised value pursuant to the Appraisal Process will be deemed to be the median of the three appraised values and, if any appraised value is expressed as a range, then in calculating the median, the mean amount of the range of such appraised value shall be used. No appraisals arising in affiliated transactions may be conducted at the Partnership's expense. Appraisers selected pursuant to the Appraisal Process may not have any interest in, nor any material business or professional relationship with, the Partnership, the General Partner or any of its affiliates. For the purposes of determining whether or not the business or professional relationship or joint investment is material, the gross revenue derived by the appraiser from the Partnership, the General Partner or any affiliate shall not exceed 5% of the annual gross revenue derived by the appraiser from all sources. Except under certain circumstances, sales of assets by the Partnership to the General Partner or its affiliates prior to January 1, 1997 would have required an affirmative vote of a majority of limited partner interests outstanding and not owned by the General Partner or its affiliates. No such vote is required or will be sought thereafter. Although the General Partner is not required to purchase the Partnership's cable systems, it or one of its affiliates may determine to do so subject to the foregoing restrictions. Limited partners will not be entitled to share in any profits of the General Partner or its affiliates from the operation or sale of any cable systems subsequent to the sale of such cable systems to the General Partner or any affiliate.


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                  As previously disclosed, the Partnership has commenced the
Appraisal Process resulting in three appraisals of the Partnership's Systems (the "Appraisals"). The three appraisers were selected as follows: (i) the Conflicts Committee selected Arthur Andersen LLP; (ii) the General Partner selected Kane Reece Associates, Inc.; and (iii) those two firms selected Communications Equity Associates (the "Appraisers"). Pursuant to the Partnership Agreement, the sole obligation of the Conflicts Committee in connection with the Appraisal Process was to select one of the three Appraisers. Also as previously disclosed, the Appraisers have reported their results as follows ($ in thousands):

                                                                         Communications Equity
                                 Kane Reece               Arthur            Associates, Inc.
                              Associates, Inc.         Andersen LLP             (MEDIAN)
                              ----------------         ------------      ---------------------
Redmond, OR                       $  7,680              $  5,882                 $  6,200
Burke County, NC                    20,570                17,685                   19,000
Somerset, KY                        33,590                30,277                   31,000
Centreville, MD                     23,980                20,445                   23,000
California City, CA                  3,500                 2,791                    2,800
                                                                                 --------
                                                                                 $ 82,000
                                                                                 ========

                  As noted above, the Appraisal Process dictates that the "appraised value" of a cable television system to be appraised (a "System") shall be the median Appraisal for such System.

                  The Appraisals, by their respective terms, are based upon numerous sources of information including data supplied by the General Partner, which included certain projections regarding 1997 operating results for the Partnership prepared in the ordinary course of its business. The Partnership does not as a matter of course make public any forecasts as to its future financial performance. THE PROJECTIONS WERE PREPARED SOLELY FOR INTERNAL USE AND NOT WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS AND WERE NOT PREPARED WITH THE ASSISTANCE OF, OR REVIEWED BY, INDEPENDENT ACCOUNTANTS. SUCH PROJECTIONS WERE PROVIDED TO THE APPRAISERS SOLELY FOR THE PURPOSES OF THEIR APPRAISALS. NONE OF THE GENERAL PARTNER, THE PARTNERSHIP, ANY AFFILIATE OR ANY PARTY TO WHOM THE PROJECTIONS WERE PROVIDED ASSUMES ANY RESPONSIBILITY FOR THE VALIDITY, REASONABLENESS, ACCURACY OR COMPLETENESS OF THE PROJECTIONS. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THE PROJECTIONS ARE BASED ON A VARIETY OF ASSUMPTIONS RELATING TO THE BUSINESSES OF THE PARTNERSHIP, INDUSTRY PERFORMANCE, GENERAL BUSINESS AND ECONOMIC CONDITIONS AND OTHER MATTERS WHICH ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE PARTNERSHIP'S CONTROL, AND, THEREFORE, SUCH PROJECTIONS ARE INHERENTLY IMPRECISE AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE REALIZED. ALSO, ACTUAL FUTURE RESULTS


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MAY VARY MATERIALLY FROM THOSE SHOWN IN THE PROJECTIONS. THE PARTNERSHIP IS NOT
UNDER ANY OBLIGATION TO UPDATE THE PROJECTIONS AT ANY FUTURE TIME.

                  Each of the Appraisers is a nationally recognized cable system appraisal firm and is continually engaged in the valuation of cable systems. Each of the Appraisers, other than Arthur Andersen LLP, has from time to time provided valuation services to the Partnership and its affiliates for which they have received customary compensation. The full text of the Appraisals have been filed as Exhibits 10.30 through 10.32 to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and limited partners are urged to review such materials carefully.

                  By letter dated June 24, 1997, the General Partner has advised the Partnership that it intends to exercise its Purchase Right to acquire all of the Partnership's Systems pursuant to the Appraisal Process for cash consideration equal to the median Appraised Value ($82.0 million). The General Partner further advised the Partnership that, as permitted by the Partnership Agreement, it intends that the Systems be acquired (the "Sale") by certain affiliates of the General Partner (the "Purchasers"). On June 27, 1997, the General Partner caused the Partnership to enter into an Asset Purchase Agreement with the Purchasers, which is attached hereto as Exhibit 1 and is incorporated herein by reference, and the parties have begun to seek the necessary regulatory and other consents.

                  The consummation of the Sale will be conditioned upon the receipt of the necessary regulatory approvals, including those required pursuant to certain cable television system franchises, federal communications law and the Hart-Scott-Rodino Antitrust Improvements Act of 1976. There can be no assurance that the receipt of such approvals will occur in a timely manner, if at all.

                  The Partnership Agreement provides that the Partnership shall be dissolved upon the occurrence of the sale or distribution of all or substantially all of the assets of the Company, which will occur upon consummation of the Sale. The Partnership Agreement also provides that upon the dissolution of the Partnership, the General Partner shall take such actions as are necessary for the winding up of the affairs of the Partnership and the distribution of its assets to the partners pursuant to the provisions of the Partnership Agreement. Accordingly, following the consummation of the Sale, the General Partner will wind-up the affairs of the Partnership in accordance with the terms of the Partnership Agreement, including the liquidation of the assets of the Partnership, the discharge of all of the liabilities of the Partnership, and the distribution of the remaining assets of the Partnership to its partners as appropriate.

                  Based upon the aggregate of the median Appraisals of the Partnership's cable Systems (the "Aggregate Appraised Valuation") and assuming a hypothetical liquidation of the Partnership on March 31, 1997 involving the sale of those Systems on that date for an amount equal to the Aggregate Appraised Valuation ($82.0 million), the estimated cash distribution to unitholders would have been approximately $867 per limited partnership unit (the "Hypothetical Estimated Per Unit Distribution") (based upon 71,879 units outstanding). This Hypothetical Estimated Per Unit Distribution was calculated assuming net liabilities on the balance sheet of


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the Partnership, net of current assets ("Net Liabilities"), of approximately
$19.0 million (as of March 31, 1997), including the Partnership's outstanding bank indebtedness of $23.3 million as of March 31, 1997. As with other liabilities, the Partnership's bank indebtedness must be repaid prior to the payment of any liquidating distribution to the partners. Such Hypothetical Estimated Per Unit Distribution also assumes that the Net Liabilities as of March 31, 1997 represent the only payments, other than certain reserved expenses, that would have been required to be made by the Partnership prior to the distribution of cash to the unitholders. Accordingly, the Hypothetical Estimated Per Unit Distribution is presented for illustrative purposes only and does not necessarily represent amounts the Partnership could have distributed to unitholders on March 31, 1997 or any date thereafter. The actual distribution will vary depending on, among other things, the date of the actual dissolution and related distribution to unitholders.

                  Although the foregoing reflects activities which the General Partner and certain of its affiliates are currently pursuing with respect to the Partnership, the foregoing is subject to change at any time. Accordingly, there can be no assurance that the Sale of the Systems of the Partnership in accordance with the rights of the General Partner and its affiliates under the terms of the Partnership Agreement as described above or otherwise will be successfully consummated. For additional information on the terms of the Partnership Agreement and the Appraisal Process, see "Item 1 -- Business -- Recent Developments" and Item 13 -- "Certain Relationships and Related Transactions" in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the full text of the Partnership Agreement filed as
Exhibit 3.2 and the full text of the Appraisals filed as Exhibits 10.30 through
10.32 thereto. In addition, the Partnership has previously filed Current Reports on Form 8-K related to the Appraisal Process dated August 27, 1996, October 17, 1996 and February 6, 1997.

                  FORWARD-LOOKING STATEMENTS IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE EXERCISE OF THE PURCHASE RIGHT AS DESCRIBED ABOVE; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; LIMITATIONS ON BORROWINGS BY THE PARTNERSHIP CONTAINED IN THE PARTNERSHIP AGREEMENT; THE MANAGEMENT FEES PAYABLE TO THE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE GENERAL PARTNER AND OTHER; POTENTIAL CONFLICTS OF INTEREST INVOLVING THE GENERAL PARTNER AND ITS AFFILIATES; THE POTENTIAL LIABILITY OF UNITHOLDERS TO CREDITORS OF THE PARTNERSHIP TO THE EXTENT OF ANY DISTRIBUTION MADE TO SUCH UNITHOLDER IF, IMMEDIATELY AFTER SUCH DISTRIBUTION (WHETHER OR NOT THE PARTNERSHIP CONTINUES TO EXIST), THE REMAINING ASSETS OF THE PARTNERSHIP ARE NOT SUFFICIENT TO PAY ITS THEN OUTSTANDING LIABILITIES OF THE PARTNERSHIP; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (i) Exhibits

Exhibit No.     Description
-----------     -----------
     1          Asset Purchase Agreement, dated as of June 27, 1997, among the
                Partnership and the Purchasers.

     2 Form of letter from the General Partner to the limited partners regarding the Sale.


                                     * * * *


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
                                        a California limited partnership

                                        By: Falcon Classic Cable Investors, L.P.
                                            General Partner

                                        By: Falcon Holding Group, L.P.
                                            General Partner

                                        By: Falcon Holding Group, Inc.
                                            General Partner



Date: June 30, 1997.                    By:  /s/ MICHAEL K. MENEREY
                                             -----------------------------
                                             Name: Michael K. Menerey
                                             Title: Chief Financial Officer



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                               INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
     1          Asset Purchase Agreement, dated as of June 27, 1997, among the
                Partnership and the Purchasers.

     2 Form of letter from the General Partner to the limited partners regarding the Sale.



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